UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2010

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.05                                                 Costs Associated with Exit or Disposal Activities

On May 17, 2010, Helicos BioSciences Corporation (“Helicos” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that it had committed to a reduction in headcount and restructuring plan (the “Restructuring Plan”) which involved the consolidation and reorganization of its operations in order to reduce operating costs.

In the Original 8-K filing, the Company estimated that the total restructuring expenses to be incurred in connection with the Restructuring Plan, including employee related costs and other restructuring costs, would be in the range of $550,000 to $650,000.  Of this total, the Company estimated approximately $550,000 relates to employee severance benefits.  The Company also disclosed that it expects that these restructuring expenses will be reflected in its financial results beginning in the second fiscal quarter 2010 and continuing through the first fiscal quarter 2011.  In addition, the Company reported that cash outlays incurred in connection with these restructuring activities are estimated to be in the range of $550,000 to $650,000.

At the time of the Original 8-K filing, the Company was unable in good faith to make a more precise determination or estimate of the other costs expected to be incurred in connection with the restructuring for each other major type of cost associated with the restructuring.  Pursuant to Item 2.05 of Form 8-K, the Company is filing this Form 8-K/A to announce its determination of such estimates.

As of August 5, 2010, the Company determined that the Company estimates that the total restructuring expenses to be incurred in connection with the Restructuring Plan, including employee related costs and other restructuring costs to be approximately $667,000, consisting of approximately $583,000 relating to employee severance benefits and $84,000 in facility consolidation expenditures.

In addition to historical information, this Current Report on Form 8-K/A contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements.  All statements other than statements of historical facts included in this Current Report on Form 8-K/A, including statements regarding the Company’s future financial position and results, are forward-looking statements.  All information set forth herein is current as of the date of this Current Report on Form 8-K/A.  Except as expressly provided herein or as otherwise required by law, Helicos undertakes no duty to update any statement in light of new information or future events.  For further information regarding risks and uncertainties associated with Helicos’ business, please refer to the “Risk Factors” section of Helicos’ SEC filings, including, but not limited to, its annual report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent quarterly reports on Form 10-Q.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: August 10, 2010	Name: Jeffrey R. Moore
Title: Senior Vice President and Chief Financial Officer

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